Exhibit 99.1 Reading Hospital near London, UK REITweek: 2021 Investor Conference JUNE 2021Exhibit 99.1 Reading Hospital near London, UK REITweek: 2021 Investor Conference JUNE 2021

® AT THE VERY HEART OF HEALTHCARE.® AT THE VERY HEART OF HEALTHCARE.

FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including governmental assistance to hospitals and healthcare providers, including certain of our tenants; (ii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us, especially as a result of the adverse economic impact of the COVID-19 pandemic, and government regulation of hospitals and healthcare providers in connection with same (as further detailed in our Current Report on Form 8-K filed with the SEC on April 8, 2020); (iii) our expectations regarding annual run-rate net income and NFFO per share; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the nature and extent of our current and future competition; (vi) macroeconomic conditions, such as a disruption of or lack of access to the capital markets or movements in currency exchange rates; (vii) our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and pay down, refinance, restructure or extend our indebtedness as it becomes due; (viii) increases in our borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (x) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xi) our ability to maintain our status as a REIT for federal and state income tax purposes; (xii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiii) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xiv) the ability of our tenants and operators to comply with applicable laws, rules and regulations in the operation of the our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (xv) potential environmental contingencies and other liabilities; and (xvi) the closing of the Priory sale-leaseback transaction. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and as updated in our quarterly reports on Form 10-Q. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including governmental assistance to hospitals and healthcare providers, including certain of our tenants; (ii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us, especially as a result of the adverse economic impact of the COVID-19 pandemic, and government regulation of hospitals and healthcare providers in connection with same (as further detailed in our Current Report on Form 8-K filed with the SEC on April 8, 2020); (iii) our expectations regarding annual run-rate net income and NFFO per share; (iv) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (v) the nature and extent of our current and future competition; (vi) macroeconomic conditions, such as a disruption of or lack of access to the capital markets or movements in currency exchange rates; (vii) our ability to obtain debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and pay down, refinance, restructure or extend our indebtedness as it becomes due; (viii) increases in our borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (x) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xi) our ability to maintain our status as a REIT for federal and state income tax purposes; (xii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiii) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xiv) the ability of our tenants and operators to comply with applicable laws, rules and regulations in the operation of the our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (xv) potential environmental contingencies and other liabilities; and (xvi) the closing of the Priory sale-leaseback transaction. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and as updated in our quarterly reports on Form 10-Q. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

MPT AT THE VERY HEART OF HEALTHCARE EXCLUSIVE FOCUS ON HOSPITALS 2019 U.S. NATIONAL HEALTH EXPENDITURES SUCH AS: • General Acute Care • Inpatient Rehabilitation 31.4% 28.8% • Behavioral Health Hospital Care Other $3.8 Trillion 4.5% Nursing Care Facilities • 2019 National Health Expenditures and CCRCs (“NHE”) represented 17.7% of GDP. 5.3% 20.3% • Hospital Care expenditures of $1.2 Investment trillion represented 31% of NHE and (Research, Physician & Clinical Services 9.7% Structures and 5.6% of GDP. Equipment) Retail Prescription Drugs 4 Source: CMS.gov National Health Expenditure Data and American Hospital Association MPT AT THE VERY HEART OF HEALTHCARE EXCLUSIVE FOCUS ON HOSPITALS 2019 U.S. NATIONAL HEALTH EXPENDITURES SUCH AS: • General Acute Care • Inpatient Rehabilitation 31.4% 28.8% • Behavioral Health Hospital Care Other $3.8 Trillion 4.5% Nursing Care Facilities • 2019 National Health Expenditures and CCRCs (“NHE”) represented 17.7% of GDP. 5.3% 20.3% • Hospital Care expenditures of $1.2 Investment trillion represented 31% of NHE and (Research, Physician & Clinical Services 9.7% Structures and 5.6% of GDP. Equipment) Retail Prescription Drugs 4 Source: CMS.gov National Health Expenditure Data and American Hospital Association

MPT AT THE VERY HEART OF HEALTHCARE 2nd largest in the world Non-Government Owner of Hospitals 1 Total Pro Forma Gross Assets $20.9 Billion 5 1 As of March 31, 2021MPT AT THE VERY HEART OF HEALTHCARE 2nd largest in the world Non-Government Owner of Hospitals 1 Total Pro Forma Gross Assets $20.9 Billion 5 1 As of March 31, 2021

MPT AT THE VERY HEART OF HEALTHCARE 1 In Europe 191 Properties across the U.S. 220 In South America 3 In Australia 11 Total property count as of March 31, 2021 6 1 The Europe property count is adjusted for the Priory Group Transaction.MPT AT THE VERY HEART OF HEALTHCARE 1 In Europe 191 Properties across the U.S. 220 In South America 3 In Australia 11 Total property count as of March 31, 2021 6 1 The Europe property count is adjusted for the Priory Group Transaction.

EXPERIENCED MANAGEMENT TEAM

OUR MANAGEMENT TEAM IS COMPRISED OF PEOPLE WITH EXTENSIVE EXPERIENCE IN:

- Hospital Acquisitions and Finance / Capital Markets
- Hospital Development and Construction
- Hospital Operations
- Physician Practice Management
- Hospital Leases
- Real Estate Management



MPT's Senior Management	Years of Experience	Areas of Expertise
Edward K. Aldag, Jr. Chairman, President & CEO	35+	Hospital Ownership
R. Steven Hamner Executive Vice President & CFO	35+	Public Company Accounting & Finance
Emmett E. McLean Executive Vice President & COO	35+	Physician Practice Management & Ancillary Services
Rosa H. Hooper Vice President & Managing Director, Asset Management & Underwriting	25+	Post-Acute Operations
J. Kevin Hanna Vice President, Controller & Chief Accounting Officer	25+	Public Company Accounting
Charles R. Lambert Vice President, Treasurer & Managing Director, Capital Markets	20+	Capital Markets
R. Lucas Savage Vice President, Head of Global Acquisitions	20+	Corp. & Facility Acute Hospital Operations, Healthcare M&A Transactions
Thomas W. Schultz Director of Healthcare	35+	Healthcare Operations

7

PREEMINENT GLOBAL HOSPITAL REAL ESTATE PLATFORM

FOCUSED ON INVESTMENTS IN LICENSED HOSPITALS, UNLOCKING VALUE AROUND THE GLOBE TO DELIVER CONTINUED SHAREHOLDER GROWTH

Best-in-class acute care portfolio driven by strong operator relationships

- 425 properties in 9 countries and 33 U.S. states
- 51 total operators, including leading not-for-profit and for-profit systems in the U.S. and abroad

Established source of capital for leading hospital operators around the globe

- Nearly $21 billion gross investments worldwide
- Roughly $5 billion new investments in 2020 and early 2021 at a blended GAAP yield exceeding 8%

Unlocking new global growth opportunities

- New and compelling international markets (Australia, Switzerland, Colombia) enhance existing global platform
- $8.8 billion international investment base accumulated since 2013
- Leased to best-in-class international hospital operators

Strong track record of prudent balance sheet management

- Successfully increased scale and diversified portfolio, while maintaining conservative leverage and lowering overall cost of capital
- Net debt to EBITDA target of ~5.5x

Sources: Company filings and SNL Financial.
Note: No assurances can be made that announced and pending transactions will close on the terms indicated or at all. Figures pro forma for newly announced acquisitions.

8

WELL-DIVERSIFIED PORTFOLIO

425
properties

51
operators

~44,000
beds

33
U.S. states

9
countries

GLOBAL PORTFOLIO MIX – COUNTRIES


22%
United Kingdom
58%
United States
6% Germany
6% Switzerland
5% Australia
1% Spain
1% Other Countries
1% Other Assets

GLOBAL PORTFOLIO MIX - OPERATOR


8%
Prospect
8%
Priory
12%
Circle
7%
Steward (MA)
39%
46 Operators
6%
Steward (UT)
6%
Swiss Medical Network
5%
Steward (AR/TX/LA)
6%
Other
3%
Steward Other

GLOBAL PORTFOLIO MIX – PROPERTY TYPE
($ IN MILLIONS)


$15,164
$2,129
$1,730
$336
$300
General Acute Care
Inpatient Rehabilitation (IRF)
Behavioral Health
Long-Term Acute Care
Freestanding ER/Urgent Care

U.S. PORTFOLIO MIX - STATES


5.1%
Other
9.2%
Texas
7.2%
MA
19.1%
28 Other States
6.7%
CA
6.2%
UT
4.1%
PA

Pro forma portfolio as of March 31, 2021

9

WELL-DIVERSIFIED PORTFOLIO

OPERATORS	LARGEST PROPERTY AS A PERCENTAGE OF TOTAL PRO FORMA GROSS ASSETS
Steward Health Care (United States)	2.8%
Circle Health (United Kingdom)	1.2%
Prospect Medical Holdings (United States)	1.2%
Priory Group (United Kingdom)	0.6%
Swiss Medical Network (Switzerland)	0.8%
46 OTHER OPERATORS (U.S., Germany, Spain, Italy, Colombia, Australia, Portugal)	1.4%

MPT'S LARGEST 5 OPERATORS' INDIVIDUAL FACILITIES AS A PERCENTAGE OF TOTAL PRO FORMA GROSS ASSETS


STEWARD HEALTH CARE
36 PROPERTIES
NON-RE INVESTMENTS
CIRCLE HEALTH
36 PROPERTIES
46 OPERATORS
285 PROPERTIES
PROSPECT MEDICAL HOLDINGS
16 PROPERTIES
PRIORY GROUP
35 PROPERTIES
SWISS MEDICAL NETWORK
17 PROPERTIES

10

OPERATOR UPDATE

STEWARD HEALTH

Steward

- Strong liquidity position, $600 million as of March 2021
- Admissions have remained between 93-108% of prior-year levels since June of 2020 (thru March '21)
- Largest physician-owned private, tax-paying health care system in the U.S.
- Diversified across six distinct markets
- No individual market represents more than 33% of Steward's total revenue
- No individual hospital represents more than 8% of Steward's total revenue



2020 EBITDAR Reconciliation

($ in millions)		
Net loss	$	(407.6)
Income tax benefit		(58.2)
Non-operating Income/(loss), net		14.7
Gain on sale		(3.8)
Depreciation and amortization		206.3
Interest		72.6
Operating leases		385.2
EBITDAR	**$**	**209.2**
Staffing optimization		63.7
Electronic health record conversion impact		92.1
Integration/Rationalization cost		78.7
COVID-19 inflationary and response costs		199.8
Other non-recurring		79.5
Adjusted EBITDAR	**$**	**723.0**
MPT Coverage Rent/Interest	$	300.1
Consolidated Adjusted EBITDAR Coverage		2.41x

MPT Total Investment	$4.5 billion (3/31/2021)
# of Beds	6,300+ (5,978 at MPT facilities)
# of Facilities	39 (36 MPT-owned)
Percentage of MPT Total Gross Assets – Largest Facility	2.8%

Note: Steward Health Care System information provided by Steward Health Care System. MPT did not participate in the preparation of this information.

MPT

11

MPT’S ABSOLUTE NET LEASE MODEL LEASE STRUCTURE Absolute Net Long-Term Inflation-Protected Master Lease Tenant bears all costs, 10-year to 20-year initial 99% of leases have inflation- Over 95% of properties including maintenance terms with multiple 5-year based or fixed annual rent are master leased, cross- and repairs, utilities and extensions in U.S.; longer escalators; CPI floors in defaulted and/or with a taxes terms internationally materially all inflation-based parent guaranty leases SALE-LEASEBACK APPEAL TO HOSPITAL OPERATORS • Hospital operators can turn their real estate assets into long-term growth capital • Allows operators to execute on long-term strategies • Operators maintain control of their facilities • Provides up to 100% financing • Often lowers operator’s overall cost of capital • Rent payments are fully tax deductible (not subject to interest deduction limitations) 12 12MPT’S ABSOLUTE NET LEASE MODEL LEASE STRUCTURE Absolute Net Long-Term Inflation-Protected Master Lease Tenant bears all costs, 10-year to 20-year initial 99% of leases have inflation- Over 95% of properties including maintenance terms with multiple 5-year based or fixed annual rent are master leased, cross- and repairs, utilities and extensions in U.S.; longer escalators; CPI floors in defaulted and/or with a taxes terms internationally materially all inflation-based parent guaranty leases SALE-LEASEBACK APPEAL TO HOSPITAL OPERATORS • Hospital operators can turn their real estate assets into long-term growth capital • Allows operators to execute on long-term strategies • Operators maintain control of their facilities • Provides up to 100% financing • Often lowers operator’s overall cost of capital • Rent payments are fully tax deductible (not subject to interest deduction limitations) 12 12

INFLATION-PROTECTED LEASES ~90% OF AGREEMENTS PROVIDE FOR CPI-BASED ESCALATORS o Materially all such contracts include minimum escalators averaging nearly 2% annually o ~75% of CPI-based arrangements include inflation ceilings averaging approximately 4.5% annually Absolute Net Long-Term Master Lease ~9% CONTAIN FIXED ESCALATORS AVERAGING 2.3% ANNUALLY CONSUMER PRICE INDEX SENSITIVITY CPI Growth 1.0% 2.0% 3.0% 4.0% 5.0% Scenario: Rent Growth: Total 1.9% 2.0% 2.8% 3.7% 4.3% MPT Portfolio HOSPITAL REIMBURSEMENT RATES HAVE CONSISTENTLY OUTPACED COST INFLATION o Rates negotiated between hospitals and commercial payors are informed by inflationary conditions o CMS inpatient PPS rate CAGR has exceeded inflation by 40bps from FY05-FY21 o Medicare spending on hospitals has declined only once in last 35+ years 13 Source: Bureau of Labor Statistics, CMSINFLATION-PROTECTED LEASES ~90% OF AGREEMENTS PROVIDE FOR CPI-BASED ESCALATORS o Materially all such contracts include minimum escalators averaging nearly 2% annually o ~75% of CPI-based arrangements include inflation ceilings averaging approximately 4.5% annually Absolute Net Long-Term Master Lease ~9% CONTAIN FIXED ESCALATORS AVERAGING 2.3% ANNUALLY CONSUMER PRICE INDEX SENSITIVITY CPI Growth 1.0% 2.0% 3.0% 4.0% 5.0% Scenario: Rent Growth: Total 1.9% 2.0% 2.8% 3.7% 4.3% MPT Portfolio HOSPITAL REIMBURSEMENT RATES HAVE CONSISTENTLY OUTPACED COST INFLATION o Rates negotiated between hospitals and commercial payors are informed by inflationary conditions o CMS inpatient PPS rate CAGR has exceeded inflation by 40bps from FY05-FY21 o Medicare spending on hospitals has declined only once in last 35+ years 13 Source: Bureau of Labor Statistics, CMS

A PROVEN GROWTH STRATEGY

ACUTE CARE REAL ESTATE OPPORTUNITY IS RAPIDLY EXPANDING

Large Domestic & International Opportunity Set

- Substantial domestic and international potential acquisition targets
- Estimated $500-$750 billion of operater-owned hospital real estate in U.S.
- Additional opportunities in attractive markets throughout the world

Consolidation of Hospital Systems

- Consolidation of hospital systems continues, searching for cost efficiencies, competitive advantages, and economies of scale
- Increasing ownership of hospitals by for-profit systems established in the past decade (e.g., Steward, Prospect) and increasing investment from global private equity (e.g., Apollo, Waterland, Brookfield)

Growing Acceptance of Sale-Leaseback Model Among Not-for-Profit Operators

- ~75% of all community hospitals in the U.S. are owned by not-for-profit ("NFP") operators
- Leading NFP operators continue building relationships with private real estate owners and REITs to leverage their scale and cost of capital

Further Accretive Opportunities in 1H 2021 and Beyond

- ~$9.7 billion invested since the end of 2018 while supporting growth of best-in-class operators
- MPT's platform is positioned to continue growing in the acute care space in the remainder of 2021 and beyond

Sources: Company filings, American Hospital Association, World Health Organization and Wall Street research.

14

HOSPITAL EXPERTISE ESSENTIAL TO UNDERWRITING

Market

- MPT's underwriting process involves a comprehensive study and evaluation of each individual hospital and the market it serves, even if part of a large portfolio acquisition.
- Fundamental questions such as "is this hospital truly needed in this market?" and "would this community suffer were this hospital not here?" are addressed.

Physicians

- Only physicians can admit patients to hospitals, and the next step in MPT's underwriting involves a thorough review of physician relationships to the hospital.
- MPT studies hospital admissions to determine if they are coming from a broad spectrum of referring physicians or possibly a highly concentrated grouping.

Operator

- MPT seeks to be aligned with proven operators having a successful track record and demonstrating market leadership.
- Skilled operators are able to successfully deploy MPT's capital to improve patient outcomes, increase EBITDA and expand margins.
- In the uncommon event an operator needs to be replaced, MPT would turn to its Plan B, C or D recognizing that a good market will attract high-quality replacement operators, often on more favorable financial terms.



15

PROFILE OF AN MPT INFRASTRUCTURE HOSPITAL

Community Need Contributes to Stable and Naturally Diverse Revenue Base

- ✓ Positive population growth, density and/or aging trends
- ✓ Accommodating economic/political conditions
- ✓ High barriers to entry for new development and no local substitute hospital
- ✓ Diversified referral base, by both practice and specialization
- ✓ Physicians communicate favorable bias toward facility
- ✓ Documented history of profitability, regardless of payor mix
- ✓ Attractive to multiple local, regional, or national operators

Attractive Setup for Operator Profitability

- If MPT facility underwriting is correct, a path to mid-to-high teens EBITDARM margin exists
- Leases allow for operator change in event of default and for entire master lease or other cross-defaulted agreement with operator, if applicable

Payments to MPT Are Not "Controllable" Expenses

- Rent/interest is a small, fixed expense within hospital cost structures dominated by highly variable and proactively managed wage, salary, and benefit costs equal to ~50% of operating expenses
- Rent/interest is functionally senior to parent creditor obligations
  - In event of default, all stakeholders, including the community itself, depend on continuous hospital operations

MPT SAME-STORE GENERAL ACUTE CARE FY2020 HOSPITAL AVERAGES

Net Revenue	$113 million
EBITDARM	$22 million
EBITDARM Margin	19.5%
Payment to MPT	$6.4 million
Payment to MPT – Percentage of Net Revenue	Under 6%
Master Lease and/or Cross-Defaulted Agreements – Percentage of Payments	86%
Subject to Parent Guaranty – Percentage of Payments	91%

* Representative of same-store MPT general acute hospitals based on TTM 12/31/2020 operating data including CARES Act grant funds distributed to offset expenses and revenue disruption related to mandatory deferral of elective procedures due to the COVID-19 pandemic. For reference, 2019 EBITDARM coverage was similar at 2.8x, and rents due to MPT as a percentage of operator net revenues were in mid-5% range.

16

INTERNATIONAL INVESTMENT ATLAS: UNITED STATES

% of MPT Total Pro Forma Gross Assets **57.6%**

Healthcare Spending As % of GDP **17.7%**

Population **328M** ↑

Median Age **38.5** ↑

GDP Per Capita (USD) & 3-Year CAGR **$65,298/+1.8%**



UNITED
STATES

NATIONAL HEALTH LANDSCAPE

- Global standard for quality of hospital care and immediacy of access to advanced medical procedures
- Private insurance, often employer-sponsored and both employer- and employee-funded, covers most citizens
- Health of seniors and at-risk populations stabilized by tax-funded Medicare and Medicaid

INVESTMENT OPPORTUNITY

- US hospital real estate market, with 6,000+ facilities, estimated to exceed $1 trillion
- Consolidation of market into large, expanding health systems creates appetite for capital
- Monetization of health care facilities is a growing trend

Source: MPT Q1 2021 supplemental report, World Bank, CMS.gov, American Hospital Association, US Census, CIA World Factbook
Note: Reconciliation of MPT total pro forma gross assets at March 31, 2021 provided on slide 35.

17

INTERNATIONAL INVESTMENT ATLAS: U.K.

% of MPT Total Pro Forma Gross Assets 22.4%

Healthcare Spending As % of GDP 10.0%

Population 67M ↑

Median Age 40.6 ↑

GDP Per Capita (USD) & 3-Year CAGR $42,329/+0.9%


U.K.

NATIONAL HEALTH LANDSCAPE

- Overall quality of care very well-regarded in terms of key indicators
- Private insurance supplemental to tax-funded National Health Service (NHS) care for which wait times are increasingly problematic
- Private hospitals provide expedited access to quality health care and are dominant in specialized medicine

INVESTMENT OPPORTUNITY

- Robust investment spreads considering 6th largest GDP in world & sociopolitical stability
- Dominant acute care operators seeking funding to further consolidate market
- Sophisticated operators aware of advantages of sale-leaseback concept, as well as cost of capital MPT offers

Source: MPT Q1 2021 supplemental report, World Bank, CMS.gov, American Hospital Association, US Census, CIA World Factbook
Note: Reconciliation of MPT total pro forma gross assets at March 31, 2021 provided on slide 35.

18

INTERNATIONAL INVESTMENT ATLAS: GERMANY

% of MPT Total Pro Forma Gross Assets **6.3%**

Healthcare Spending As % of GDP **11.4%**

Population **83M** ⟷

Median Age **47.8** ⟷

GDP Per Capita (USD) & 3-Year CAGR **$46,468/+1.2%**


GERMANY

NATIONAL HEALTH LANDSCAPE

- Excellent quality and outcomes provided in state-of-the-art facilities
- Federally-mandated universal health care coverage funded by employer and employee contributions to national insurance and pension plans
- Private health insurance available for those who opt out of public system

INVESTMENT OPPORTUNITY

- Returns attractive considering sociopolitical stability and 4th largest GDP in world
- Fragmented general acute and rehab hospital operators consolidating and evaluating funding options
- Mature and well-established private equity owners monetizing hospitals and aware of MPT leading sale-leaseback capabilities

Source: MPT Q1 2021 supplemental report, World Bank, CMS.gov, American Hospital Association, US Census, CIA World Factbook
Note: Reconciliation of MPT total pro forma gross assets at March 31, 2021 provided on slide 35.

19

INTERNATIONAL INVESTMENT ATLAS: SWITZERLAND

% of MPT Total Pro Forma Gross Assets **6.0%**

Healthcare Spending As % of GDP **11.9%**

Population **9M** ⟷

Median Age **42.7** ↑

GDP Per Capita (USD) & 3-Year CAGR **$81,989/+1.0%**


SWITZERLAND

NATIONAL HEALTH LANDSCAPE

- High quality system with virtually no wait times, ample consumer choice, and low avoidable admissions
- Universal, mandatory, and tax-funded system administered by individual cantons (states)
- Swiss government subsidizes premiums for 30% of population to ensure broad access

INVESTMENT OPPORTUNITY

- Aging of population increases demand for acute and post-acute facilities
- ~300 public and private hospitals with significant underlying real estate value
- Fragmented operator landscape conducive to future consolidation for which new capital will be required

Source: MPT Q1 2021 supplemental report, World Bank, CMS.gov, American Hospital Association, US Census, CIA World Factbook
Note: Reconciliation of MPT total pro forma gross assets at March 31, 2021 provided on slide 35.

20

INTERNATIONAL INVESTMENT ATLAS: AUSTRALIA

% of MPT Total Pro Forma Gross Assets **4.7%**

Healthcare Spending As % of GDP **9.3%**

Population **25M ↑**

Median Age **37.5 ↑**

GDP Per Capita (USD) & 3-Year CAGR **$55,057/+0.9%**


AUSTRALIA



NATIONAL HEALTH LANDSCAPE

- Ranks among global leaders in health care quality
- Federally-funded Medicare available to all citizens, but private insurance is gaining appeal
- Complementary relationship between public and private hospitals

INVESTMENT OPPORTUNITY

- Growing and aging population drive need for more hospitals and/or facility expansion projects
- Private hospitals gaining market share due to referrals from capacity-constrained public hospitals
- Consolidating market resulting in sale of not-for-profit systems

Source: MPT Q1 2021 supplemental report, World Bank, CMS.gov, American Hospital Association, US Census, CIA World Factbook
Note: Reconciliation of MPT total pro forma gross assets at March 31, 2021 provided on slide 35.

21

2020 INVESTMENTS – INCREASING DIVERSIFICATION & SCALE

$3.6 BILLION
of Investments in 2020

      

Circle Health/BMI	U.S. Acute Care and IRF	Swiss Medical Network	U.K. Acute Care	Mortgage Conversions	International Joint Venture	Development Projects
30 Acute care hospitals	1 Acute care hospital 3 IRFs	15 Acute Care Campuses (increased ownership)	3 Acute care hospitals	2 Acute care hospitals 4 Post Acute	3 Acute care hospitals	2 IRFs
U.K.	U.S.	Switzerland	U.K.	U.S.	Colombia	U.S.
$2.0B	$375M	$233M	$224M	$200M	$135M	$96M
✔ Completed	✔ Completed	✔ Completed	✔ Completed	✔ Completed	✔ Completed	✔ Underway

~8.5% Weighted Average GAAP Rate

$3.6 billion total includes non-disclosed tenant capital expenditure projects as well as loan investments not directly related to real estate

22

ACQUISITION OF PRIORY BEHAVIORAL HEALTH PORTFOLIO TRANSACTION UPDATE REPRESENTATIVE ASSETS — On January 6, 2021, MPT announced the acquisition of a portfolio of behavioral health facilities owned and operated by the Priory Group (“Priory”), a leading U.K.-based private behavioral health service provider for £800 million. — Two phases of the transaction: 1. On January 19, 2021, Waterland Private Equity acquired Priory from Acadia Healthcare Company, with proceeds from MPT’s £800 million Sale / Leaseback Loan and £250 million short-term Acquisition Loan 2. The Sale / Leaseback Loan will be satisfied with freehold property interest in 35 facilities, and the Acquisition Loan will be fully repaid in cash — Key terms of the Priory lease include: — Master sale-leaseback structure with an initial term of 25 years and two 10-year extension options — Annual rent escalator linked to U.K. inflation, subject to a 2.0% floor — Expected GAAP Yield: 8.6% — Expected Closing: Phase two real estate sale-leaseback transactions during Q2 of 2021 TRANSACTION BENEFITS TO MPT ✓ Immediately accretive transaction ✓ Expanded international presence ✓ Strengthens U.K. market footprint ✓ Greater operator diversification 23ACQUISITION OF PRIORY BEHAVIORAL HEALTH PORTFOLIO TRANSACTION UPDATE REPRESENTATIVE ASSETS — On January 6, 2021, MPT announced the acquisition of a portfolio of behavioral health facilities owned and operated by the Priory Group (“Priory”), a leading U.K.-based private behavioral health service provider for £800 million. — Two phases of the transaction: 1. On January 19, 2021, Waterland Private Equity acquired Priory from Acadia Healthcare Company, with proceeds from MPT’s £800 million Sale / Leaseback Loan and £250 million short-term Acquisition Loan 2. The Sale / Leaseback Loan will be satisfied with freehold property interest in 35 facilities, and the Acquisition Loan will be fully repaid in cash — Key terms of the Priory lease include: — Master sale-leaseback structure with an initial term of 25 years and two 10-year extension options — Annual rent escalator linked to U.K. inflation, subject to a 2.0% floor — Expected GAAP Yield: 8.6% — Expected Closing: Phase two real estate sale-leaseback transactions during Q2 of 2021 TRANSACTION BENEFITS TO MPT ✓ Immediately accretive transaction ✓ Expanded international presence ✓ Strengthens U.K. market footprint ✓ Greater operator diversification 23

PRIORY GROUP IS AN ESTABLISHED BEHAVIORAL HEALTH SERVICES PROVIDER

QUALITY U.K. BEHAVIORAL HEALTH PLATFORM

- ✓ Comprehensive service offering leading positions in all areas of behavioral health, in both adults and children, and across the entire care pathway[1]
- ✓ Attractive geographic footprint: nationwide coverage offering specialist centers of excellence in local markets[1]
- ✓ Excellent clinical outcomes reinforcing premium brand reputation[1]



Comprehensive Continuum of Care
Healthcare
Rehab & Recovery
Forensic
Acute
Adult Care
Supported Living
Learning Disabilities
Adult Autism
Mental Health
Education & Children's Services
SEMH Schools
Autism Schools
Adult Colleges
Residential Care
Elderly Care

- ✓ MPT assets will be heavily weighted (~80%) toward healthcare

GEOGRAPHIC FOOTPRINT[2]



Healthcare
Adult Care
Education & Children

Source: Acadia Healthcare
[1] According to Acadia Healthcare
[2] Includes approximately 35 Priory facilities that MPT expects to acquire.

MPT 24

PRIORY HAS A LEADING MARKET POSITION IN THE U.K. 1 BEHAVIORAL HEALTH MARKET SHARE 26% 26% 17% 17% 11% 10% 11% 10% 4% 4% 2% 2% 2% 2% 1% 1 % Priory Group Cygnet Health Care St Andrew's Elysium Healthcare Four Seasons Royal Hospital Barchester Ludlow Street Healthcare Health Care Healthcare Healthcare Source: LaingBuisson U.K. Market Review (32nd Edition) published September 2020 1 Represents 2018 market share based on revenue of the top 8 operators in the U.K. mental health hospital market. 25PRIORY HAS A LEADING MARKET POSITION IN THE U.K. 1 BEHAVIORAL HEALTH MARKET SHARE 26% 26% 17% 17% 11% 10% 11% 10% 4% 4% 2% 2% 2% 2% 1% 1 % Priory Group Cygnet Health Care St Andrew's Elysium Healthcare Four Seasons Royal Hospital Barchester Ludlow Street Healthcare Health Care Healthcare Healthcare Source: LaingBuisson U.K. Market Review (32nd Edition) published September 2020 1 Represents 2018 market share based on revenue of the top 8 operators in the U.K. mental health hospital market. 25

SUSTAINED TSR OUTPERFORMANCE TOTAL SHAREHOLDER RETURNS COMPARED TO BENCHMARK INDICES S&P 500, MSCI U.S. REIT and SNL U.S. REIT Healthcare 555% 387% 328% 283% 233% 215% 131% 121% 105% 97% 85% 64% 41% 38% 36% 33% MSCI SNL SNL MSCI S&P 500 SNL S&P 500 MPW SNL MSCI S&P 500 MPW MSCI S&P 500 MPW MPW 3-YEAR PERIOD 5-YEAR PERIOD 10-YEAR PERIOD SINCE IPO JULY 7, 2005 Sources: FactSet and S&P Global Market Intelligence; as of 5/31/2021 26SUSTAINED TSR OUTPERFORMANCE TOTAL SHAREHOLDER RETURNS COMPARED TO BENCHMARK INDICES S&P 500, MSCI U.S. REIT and SNL U.S. REIT Healthcare 555% 387% 328% 283% 233% 215% 131% 121% 105% 97% 85% 64% 41% 38% 36% 33% MSCI SNL SNL MSCI S&P 500 SNL S&P 500 MPW SNL MSCI S&P 500 MPW MSCI S&P 500 MPW MPW 3-YEAR PERIOD 5-YEAR PERIOD 10-YEAR PERIOD SINCE IPO JULY 7, 2005 Sources: FactSet and S&P Global Market Intelligence; as of 5/31/2021 26

TRANSFORMATIVE INVESTMENTS DRIVING MPT’S EXTRAORDINARY GROWTH GROSS ASSETS ($ in millions) Completes the acquisition of 30 acute care hospitals in the U.K. from BMI Healthcare for approximately $2.0 billion. $20,861 $20,430 Completes joint venture with Primonial Acquires real Group for 71 German estate of Priory post-acute hospitals Group in U.K. for $16,529 valued at €1.63 billion. Announces agreement to acquire 40 £800 million. hospitals operated by MEDIAN Kliniken, Acquires nine acute care Sells common equity one of Germany’s top rehab hospital hospitals operated by interest in Ernest operators, for approximately $900 million. Steward Health Care in Health at 13% Acquires 11 Australian Massachusetts in $1.25 unlevered IRR. hospitals from affiliates of billion transaction. Acquires 11 properties in Germany from Healthscope Ltd. for $859 RHM Klinik for $245 million, representing million. $10,058 the first hospital transaction outside the $9,476 United States by any U.S. REIT. Acquires 16 acute care hospitals operated by Prospect $7,143 Medical Holdings in California, Announces acquisition of a 16-property Acquires real estate Pennsylvania and Connecticut portfolio operated by Ernest Health, Inc., interest in 10 acute care $5,867 for $1.55 billion. for $300 million and a $100 million hospitals and one investment in the operator. behavioral health facility $3,923 Announces the acquisition of leased to Steward Health $3,040 Announces the 10 LifePoint acute care Care in Arizona, Utah, $2,285 acquisition of Capella hospitals across six U.S. states Texas, and Arkansas for $1,699 $1,410 Healthcare and the real for $700 million, bringing MPT’s $1.4 billion. estate of seven acute care total investment in LifePoint hospitals for $900 million. facilities to $1.2 billion. 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Company filings; Gross Assets derived from Company’s Balance Sheet for period 2010-2015 and represents total assets before accumulated depreciation and amortization; 27 Pro Forma Total Gross Assets for period 2016-2020 is further explained on page 35.TRANSFORMATIVE INVESTMENTS DRIVING MPT’S EXTRAORDINARY GROWTH GROSS ASSETS ($ in millions) Completes the acquisition of 30 acute care hospitals in the U.K. from BMI Healthcare for approximately $2.0 billion. $20,861 $20,430 Completes joint venture with Primonial Acquires real Group for 71 German estate of Priory post-acute hospitals Group in U.K. for $16,529 valued at €1.63 billion. Announces agreement to acquire 40 £800 million. hospitals operated by MEDIAN Kliniken, Acquires nine acute care Sells common equity one of Germany’s top rehab hospital hospitals operated by interest in Ernest operators, for approximately $900 million. Steward Health Care in Health at 13% Acquires 11 Australian Massachusetts in $1.25 unlevered IRR. hospitals from affiliates of billion transaction. Acquires 11 properties in Germany from Healthscope Ltd. for $859 RHM Klinik for $245 million, representing million. $10,058 the first hospital transaction outside the $9,476 United States by any U.S. REIT. Acquires 16 acute care hospitals operated by Prospect $7,143 Medical Holdings in California, Announces acquisition of a 16-property Acquires real estate Pennsylvania and Connecticut portfolio operated by Ernest Health, Inc., interest in 10 acute care $5,867 for $1.55 billion. for $300 million and a $100 million hospitals and one investment in the operator. behavioral health facility $3,923 Announces the acquisition of leased to Steward Health $3,040 Announces the 10 LifePoint acute care Care in Arizona, Utah, $2,285 acquisition of Capella hospitals across six U.S. states Texas, and Arkansas for $1,699 $1,410 Healthcare and the real for $700 million, bringing MPT’s $1.4 billion. estate of seven acute care total investment in LifePoint hospitals for $900 million. facilities to $1.2 billion. 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Company filings; Gross Assets derived from Company’s Balance Sheet for period 2010-2015 and represents total assets before accumulated depreciation and amortization; 27 Pro Forma Total Gross Assets for period 2016-2020 is further explained on page 35.

LEASES STRUCTURED FOR PREDICTABLE CASH FLOW (A) SAME STORE TTM EBITDARM RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE 5.00x 4.00x 3.00x 2.00x 1.00x 0.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Total Portfolio Q4 2019 (YoY) Q4 2020 (YoY) Q3 2020 (QoQ) Q4 2020 (QoQ) Percentage of total LEASE & MORTGAGE LOAN MATURITY SCHEDULE base rent/interest 100% 86.9% 90% 80% 70% 60% 2018 2017 2018 50% 40% 30% 20% 4.6% 10% 3.7% 1.4% 1.1% 0.7% 0.2% 0.2% 0.3% 0.5% 0.4% 0% Source: Company’s 1Q 2021 Supplemental. 28 A) EBITDARM adjusted for non-recurring items. 2.8x 3.4x 3.0x 3.4x 2.2x 2.2x 2.2x 2.2x 1.8x 2.6x 2.3x 2.6x 2.6x 3.1x 2.8x 3.1xLEASES STRUCTURED FOR PREDICTABLE CASH FLOW (A) SAME STORE TTM EBITDARM RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE 5.00x 4.00x 3.00x 2.00x 1.00x 0.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Total Portfolio Q4 2019 (YoY) Q4 2020 (YoY) Q3 2020 (QoQ) Q4 2020 (QoQ) Percentage of total LEASE & MORTGAGE LOAN MATURITY SCHEDULE base rent/interest 100% 86.9% 90% 80% 70% 60% 2018 2017 2018 50% 40% 30% 20% 4.6% 10% 3.7% 1.4% 1.1% 0.7% 0.2% 0.2% 0.3% 0.5% 0.4% 0% Source: Company’s 1Q 2021 Supplemental. 28 A) EBITDARM adjusted for non-recurring items. 2.8x 3.4x 3.0x 3.4x 2.2x 2.2x 2.2x 2.2x 1.8x 2.6x 2.3x 2.6x 2.6x 3.1x 2.8x 3.1x

LEASES STRUCTURED FOR PREDICTABLE CASH FLOW (A) SAME STORE EBITDARM RENT COVERAGE EXCLUDING ALL CARES ACT GRANTS YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE 5.00x 4.00x 3.00x 2.00x 1.00x 0.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Total Portfolio Q4 2019 (YoY) Q4 2020 (YoY) Q3 2020 (QoQ) Q4 2020 (QoQ) Percentage of total LEASE & MORTGAGE LOAN MATURITY SCHEDULE base rent/interest 100% 86.9% 90% 80% 70% 60% 2018 2017 2018 2017 50% 40% 30% 20% 4.6% 10% 3.7% 1.4% 1.1% 0.7% 0.2% 0.2% 0.3% 0.5% 0.4% 0% Source: Company’s 1Q 2021 Supplemental. 29 A) EBITDARM adjusted for non-recurring items. 2.8x 1.9x 2.0x 1.9x 2.2x 2.1x 2.1x 2.1x 1.8x 2.2x 2.1x 2.2x 2.6x 2.0x 2.0x 2.0xLEASES STRUCTURED FOR PREDICTABLE CASH FLOW (A) SAME STORE EBITDARM RENT COVERAGE EXCLUDING ALL CARES ACT GRANTS YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE 5.00x 4.00x 3.00x 2.00x 1.00x 0.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Total Portfolio Q4 2019 (YoY) Q4 2020 (YoY) Q3 2020 (QoQ) Q4 2020 (QoQ) Percentage of total LEASE & MORTGAGE LOAN MATURITY SCHEDULE base rent/interest 100% 86.9% 90% 80% 70% 60% 2018 2017 2018 2017 50% 40% 30% 20% 4.6% 10% 3.7% 1.4% 1.1% 0.7% 0.2% 0.2% 0.3% 0.5% 0.4% 0% Source: Company’s 1Q 2021 Supplemental. 29 A) EBITDARM adjusted for non-recurring items. 2.8x 1.9x 2.0x 1.9x 2.2x 2.1x 2.1x 2.1x 1.8x 2.2x 2.1x 2.2x 2.6x 2.0x 2.0x 2.0x

LADDERED DEBT MATURITIES DEBT MATURITY SCHEDULE $1,551,310 $1,389,150 $1,400,000 $1,300,000 $1,090,939 $900,000 $826,980 $586,500 $551,320 $482,405 $- 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2024 Credit Facility Revolver 2026 Term Loan 4.000% Notes Due 2022 2.550% Notes Due 2023 2024 AUD Term Loan 3.325% Notes Due 2025 2025 GBP Term Loan 5.250% Notes Due 2026 2.500% Notes Due 2026 5.000% Notes Due 2027 3.692% Notes Due 2028 4.625% Notes Due 2029 3.375% Notes Due 2030 3.500% Notes Due 2031 PERCENTAGE OF TOTAL DEBT Variable 3.8% Fixed 96.2% 30 Source: Company’s 1Q 2021 Supplemental; percentage of total debt as of March 31, 2021.LADDERED DEBT MATURITIES DEBT MATURITY SCHEDULE $1,551,310 $1,389,150 $1,400,000 $1,300,000 $1,090,939 $900,000 $826,980 $586,500 $551,320 $482,405 $- 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2024 Credit Facility Revolver 2026 Term Loan 4.000% Notes Due 2022 2.550% Notes Due 2023 2024 AUD Term Loan 3.325% Notes Due 2025 2025 GBP Term Loan 5.250% Notes Due 2026 2.500% Notes Due 2026 5.000% Notes Due 2027 3.692% Notes Due 2028 4.625% Notes Due 2029 3.375% Notes Due 2030 3.500% Notes Due 2031 PERCENTAGE OF TOTAL DEBT Variable 3.8% Fixed 96.2% 30 Source: Company’s 1Q 2021 Supplemental; percentage of total debt as of March 31, 2021.

CORPORATE RESPONSIBILITY Solar panels above employees’ parking lot at Desert Valley Hospital, Prime’s 148-bed general acute hospital in Victorville, CA Pictured: IMED Valencia Hospital (Spain) Environmental • ESG Committee formed in 2019 to drive environmental • Saved over 200,000 kWh in energy usage in performance improvements across all business functions 2020 compared to 2019 at corporate headquarters • ESG performance metrics incorporated into executive compensation program • 2021 proxy statement reports environmental initiatives and accomplishments of MPT • Engaged with more than 80% of tenants regarding operators, including elimination of CO 2 environmental sustainability of their properties and operations emissions, reduction in electricity demand and • Environmentally responsible design features for development water consumption, and improvements in projects waste management 31 Source: April 26, 2021 proxy filing, MPW Website and Annual Reports For more information regarding our sustainability commitments, please visit our Website: https://medicalpropertiestrust.com/corporate-responsibility/ CORPORATE RESPONSIBILITY Solar panels above employees’ parking lot at Desert Valley Hospital, Prime’s 148-bed general acute hospital in Victorville, CA Pictured: IMED Valencia Hospital (Spain) Environmental • ESG Committee formed in 2019 to drive environmental • Saved over 200,000 kWh in energy usage in performance improvements across all business functions 2020 compared to 2019 at corporate headquarters • ESG performance metrics incorporated into executive compensation program • 2021 proxy statement reports environmental initiatives and accomplishments of MPT • Engaged with more than 80% of tenants regarding operators, including elimination of CO 2 environmental sustainability of their properties and operations emissions, reduction in electricity demand and • Environmentally responsible design features for development water consumption, and improvements in projects waste management 31 Source: April 26, 2021 proxy filing, MPW Website and Annual Reports For more information regarding our sustainability commitments, please visit our Website: https://medicalpropertiestrust.com/corporate-responsibility/

CORPORATE RESPONSIBILITY


41%
Female employees
40%
Report to female manager
27%
Over 50
21%
Under 30


Mitchell's Place Presents
A NIGHT AT THE OSCARS
Where the Kids Steal the Show!
what the critics are saying

MPT has served as a presenting sponsor of Mitchell's Place "A Night at the Oscars." Mitchell's Place is a nonprofit organization that provides preschool and other services to children with autism and other developmental disabilities

Modern Healthcare
Best Places to Work™
2021

Social

- Given long-term focus and ownership in our properties, MPT places importance on supporting the communities in which it operates by providing financial and volunteer support for private and public non-profit programs aimed at improving communities and public health
- MPT Charity and Community Support Committee supports health, social, educational, and community organizations with contributions to 180+ different groups in 2020
- 41% of all MPT employee are female, and 40% of employees report to a female manager or director
- Regular training for employees including anti-harassment, cybersecurity, data security awareness
- Independent, third-party administered, anonymous employee engagement survey covering 100% of U.S. employees introduced in 2021

Source: April 26, 2021 proxy filing, MPW Website and Annual Reports
For more information regarding our sustainability commitments, please visit our Website: https://medicalpropertiestrust.com/corporate-responsibility/

32

CORPORATE RESPONSIBILITY

MPW BOARD COMPOSITION



Gender
25%
Women
Tenure
50%
6 years or less
Age
59.4
Average Age
Minority
13%
Minority[1]

Key Director Skills

Executive Leadership Experience	Industry Experience	Financial & Accounting Experience	Investment Experience
5 directors out of 8	6 directors out of 8	5 directors out of 8	5 directors out of 8

Governance

- Robust governance practices including, but not limited to:
  - History of and commitment to Board diversity and refreshment
  - Proxy access
  - Majority voting for uncontested director elections
  - Lead independent director
  - Active and responsive stockholder engagement
  - Stockholders' ability to amend Bylaws
  - Anti-hedging and anti-pledging policies
  - Unclassified Board of Directors
  - Opted out of the Maryland Unsolicited Takeover Act ("MUTA")
  - No stockholder rights plan ("poison pill")
  - Regular executive sessions of independent Board members
  - Mandatory director retirement age
  - Executives require prior authorization to purchase or sell our shares
  - Claw-back policy
  - Over 92% support of executive compensation program in each of past four years

1. One MPT Director is Latina

Source: April 26, 2021 proxy filing, MPW Website and Annual Reports

For more information regarding our sustainability commitments, please visit our Website: https://medicalpropertiestrust.com/corporate-responsibility/

33

APPENDIX 34APPENDIX 34

TOTAL PRO FORMA GROSS ASSETS RECONCILIATION

Total Pro Forma Gross Assets (Unaudited)						
(Amounts in millions)	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	March 31, 2021
Total Assets	$6,419	$9,020	$8,844	$14,467	$16,829	$18,746
Add:						
Real estate commitments on new investments	288	18	865	1,989	1,901	158
Unfunded amounts on development deals and commenced capital improvement projects	194	154	230	163	166	114
Accumulated depreciation and amortization	325	456	465	570	834	904
Incremental gross assets of our joint ventures[1]	-	-	376	564	1,287	1,211
Proceeds from new debt and equity subsequent to period-end	-	-	-	928	1,480	-
Less:						
Cash used for funding the transactions above	(83)	(172)	(722)	(2,152)	(2,067)	(272)
Total Pro Forma Gross Assets	**$7,143**	**$9,476**	**$10,058**	**$16,529**	**$20,430**	**$20,861**

Pro forma total gross assets is total assets before accumulated depreciation/amortization, assumes all real estate binding commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded, and assumes cash on hand is fully used in these transactions. We believe pro forma total gross assets is useful to investors as it provides a more current view of our portfolio and allows for a better understanding of our concentration levels as our binding commitments close and our other commitments are fully funded.

1 Adjusted to reflect our share of our joint ventures' gross assets.
Note: MPT initiated reporting of pro forma total gross assets in 2017 (with disclosure provided for 2016).

35

® AT THE VERY HEART OF HEALTHCARE.® AT THE VERY HEART OF HEALTHCARE.